                                                                    EXHIBIT 99.1


                                    MONSANTO                     [MONSANTO LOGO]

INVESTMENT HIGHLIGHTS


Monsanto is transforming agriculture

  o      Strong and growing Roundup business
  o      Growing biotechnology business with great upside
  o      Acceptance of biotechnology improving globally
  o      Broadest and deepest pipeline in industry


                          Steady profit growth through
                         innovation and margin expansion

                                                                 [MONSANTO LOGO]

MULTIPLE MARGIN OPPORTUNITIES EXIST
 IN TODAY'S AG ECONOMY


                              Global Acres by Crop
                                   In Millions


                                     [GRAPH]


                            Wheat   Corn    Soy     Cotton
                            -----   ----    ---     ------
                    1994    530     335     154     80
                    1999    536     345     177     80
                    2004    548     353     189     86


Source: Sparks Companies



                         Industry Sales by Product Type
                                  $ in Billions


                                     [GRAPH]


                                   1994    1999    2004
                                   ----    ----    ----
                    Herbicides      13      14      14
                    Insecticides    7       7       7
                    Fungicides      5       6       6
                    Seeds & Traits  11      12      15


Source: Phillips McDougall, Monsanto estimates


                                                                 [MONSANTO LOGO]

MONSANTO IS UNIQUE


                                    [CHART]

                                 INNOVATION IN:
                                   Technology
                                   Production
                                   Marketing



                                                                 [MONSANTO LOGO]

ROUNDUP BRAND IS LEADING GLOBAL HERBICIDE


                            2000 Glyphosate Revenues
                                $ in Billions


                                     [GRAPH]



        Monsanto          Syngenta                DOW               Chinese and
       (Roundup)         (Touchdown)          (Glyphomax)         Other Generics
       ---------         -----------          -----------         --------------
          2.6                0.2                  0.1                   0.15


                                   Sources of value and differentiation

                                   o      Brand equity

                                   o      Formulation innovation

                                   o      Service

                                   o      Integrated solutions



Source: Phillips McDougall



                                                                 [MONSANTO LOGO]

ROUNDUP HISTORICAL TRENDS


                              Indexed (1994 = 100)

                                    [CHART]

            '94     '95     '96     '97     '98     '99     '00
Volume      100     133     160     202     258     314     372


                                    [CHART]


              '94    '95     '96     '97     '98     '99     '00
Cost          100     96      89      79      76      70      68


                                    [CHART]


              '94    '95     '96     '97     '98     '99     '00
Price         100     92      89      80      72      64      58


                                    [CHART]


             '94     '95     '96     '97     '98     '99     '00
GP           100     117     142     162     173     186     192


                                                                 [MONSANTO LOGO]

SUBSTANTIAL GROWTH REMAINS FOR ROUNDUP
 BRAND IN TWO KEY SEGMENTS


                             Con-Till Opportunity
                              Acres in Millions

                                    [CHART]

                                 Roundup on 70%
                               of Con-Till Acres


                       1996    2000    Market Potential
                       113     245     750


                           Roundup Ready Potential
                              Acres in Millions

                                    [CHART]


                       Corn    Soybeans        Canola  Cotton
                       ----    --------        ------  ------
Remaining Potential        3     68                5       8.5
Acres in 2000            210     63               64      25.5








                                                                 [MONSANTO LOGO]

CAPABILITIES IN PLACE TO SUSTAIN VALUE


Capabilities


o        Manufacturing capacity in place to meet demand growth

o        Distribution and logistics capabilities demonstrated

o        Marketing and sales resources integrated


Competencies

o        Manufacturing scale and cost

o        Logistics support

o        Distributor/retailer relationships


                                                                 [MONSANTO LOGO]

BIOTECH IS TRANSFORMING AGRICULTURE



                                     [CHART]


                                 INNOVATION IN:
                                   Technology
                                   Production
                                    Marketing



                                                                 [MONSANTO LOGO]

FIRST MOVER ADVANTAGE IN BIOTECH


                                    [GRAPH]


            Patents filed   Field tests     USDA product approvals  Trait acreage
            -------------   -----------     ----------------------  -------------
By percent      28              50                    53                  94


                                                                 [MONSANTO LOGO]

BIOTECH PLATFORM UNMATCHED

o      Significant R&D investment

o      Broad patent estate

o      Deep market penetration

o      Seed position as delivery vehicle for technology

o      Power of integrated solutions


                                    [GRAPH]
                         MONTANTO TRAIT ACREAGE GROWTH
                               ACRES IN MILLIONS



               1996    1997    1998      1999        2000
               ----    ----    ----      ----        ----
Trait Acreage   4       18      63       89.6       103.1


                                                                 [MONSANTO LOGO]

GLOBAL GROWTH POTENTIAL FOR BIOTECH TRAITS

                                    [CHART]

           $ Sales in Millions

        Corn      Soybeans     Cereals      Cotton
        ----      --------     -------      ------
1999    879          987          0           391
2004    1690        1218         50           887
2009    2090        1760        913          1683

Source: Phillips McDougall

                                                                 [MONSANTO LOGO]

BIOTECH ACCEPTANCE STRATEGY AND PROGRESS

o        Secure markets for customers' products

o        Continue to build consumer support

o        Expand regulatory approvals


                                                                 [MONSANTO LOGO]

BRAZILIAN ROUNDUP READY SOYBEAN STATUS

o        Regulatory Steps Remaining Before Commercialization:

         -        Gain approval for environmental assessment

         - Obtain state permits; meet labeling rules and other regulations for commercial planting

o Successful launch of Roundup Ready soybeans paves way for additional biotech product launches

                                    [GRAPH]

                       Soybeans (2000 Acres in Millions)

                    U.S.   Brazil   Argentina

Biotech             44.9     0.0      22.7
Conventional        29.6    33.3       1.6


                                                                 [MONSANTO LOGO]

ROUNDUP READY CORN EC STATUS


    Member State Actions                  European Commission Actions
        (completed)                              (pending)

  Rapporteur countries (Spain,            Formal vote on revisions to
    UK) recommend Roundup        ====   biotech rules (90/220), including
   Ready corn for approval         ||       labeling and traceability
            /\                     ||                  ||
            ||                     ||                  ||
            ||                     ||                  \/
       Spanish approval for        ||       Draft approval decision on
    EU production (May 1999)       ===>        Roundup Ready corn
                                             completed by Commission
            /\                                         ||
            ||                                         ||
            ||                                         \/
       UK approval for                      15 member states vote on
    import (November 1999)                 final approval for Roundup
                                                   Ready corn






                                                                 [MONSANTO LOGO]

SEEDS AND GENOMICS ARE FOUNDATION FOR FUTURE

                                    [CHART]


                                 INNOVATION IN:
                                   Technology
                                   Production
                                   Marketing

COMPREHENSIVE PLANT GENETICS CAPABILITIES
FROM GENOMICS TO SEED TO PLANT PRODUCTS

o        Leading industry investment in technology platforms

         - Plant genomics capabilities rival Millennium and Celera human genomics

o        Leading global seed infrastructure

o        Product pipeline focused in five areas

         -        Near-term: 5 products

         -        Medium-term: 10 products

         -        Long-term: 13 products

         -        Continuous improvements to hybrids/varieties

o Currently only input traits commercialized; substantial potential in food, feed and quality traits


                                                                 [MONSANTO LOGO]

GROWTH DRIVERS

                                                                        LONG TERM

                                     MEDIUM TERM                      2006 and beyond

       SHORT TERM                    2003 - 2005                 Plus...

       2001 - 2002            Plus...                            o   Pipeline growth

o   Grow Roundup, seeds,      o   Accelerating biotech               -   Yield traits
    existing traits               growth
                                                                 o   Downstream businesses
o   Increase margins          o   Accelerating seed business
                                  growth
o   Win biotech acceptance








                                                                 [MONSANTO LOGO]

                                 [MONSANTO LOGO]

FINANCIAL INFORMATION

                                    [CHART]

                                  2000 Results
                           (excluding special items)

        Ag Productivity            Seeds & Genomics        Total Monsanto

Sales          3,885                     1,608                  5,493
EBITDA         1,330                        (5)                 1,325

                                Q1 2001 Results
                           (excluding special items)

                                    [CHART]

        Ag Productivity            Seeds & Genomics        Total Monsanto

Sales          833                       488                     1,321
EBITDA         250                        20                       270


                                                                 [MONSANTO LOGO]

SG&A AND R&D TRENDS
Percent of sales

                                    [CHART]

        1997    1998    1999    2000

SG&A     24      26      24      23
R&D      11      12      13      11


                                                                 [MONSANTO LOGO]

FREE CASH FLOW

                                    [CHART]

                           1996      1997      1998      1999      2000

Dollars in millions        (741)   (1,630)   (5,072)     (295)     (264)


                                                                 [MONSANTO LOGO]

PRODUCT PIPELINE

PLATFORM/                      SHORT-TERM                           MEDIUM-TERM                        LONG-TERM
LAUNCH*                       (2001-2002)                           (2003-2005)                     (2006 and beyond)

CROP YIELD               Refresh Current Seed               o   Higher-Yielding Soybeans       o   Higher-Yielding Corn
AND                      Portfolio with:                    o   Higher-Yielding Canola         o   Higher-Yielding Cotton
PRODUCTIVITY             o   130 New Corn Hybrids           o   Additional New Hybrids and     o   Specialized Seed Corn
                         o   150 New Soybean Varieties          Varieties in Key Crops         o   Drought-Tolerant Corn
                         o   20 New Other Oilseed                                              o   Cold-Tolerant Corn
                             Varieties                                                         o   Additional New Hybrids and
                         o   20 New Wheat Varieties                                                Varieties in Key Crops

INSECT AND               o   MaxGard Insect-Protected       o   Roundup Ready and Insect-      o   Enhanced Bollgard Cotton
DISEASE                      Corn                               Protected Soybeans
MANAGEMENT               o   Second-Generation Bollgard     o   Second-Generation
                             Cotton                             YieldGard Corn
                         o   Latitude Fungicide             o   Extended Control Seed
                                                                Treatment

WEED                     o   Roundup Ready Corn             o   Roundup Ready Wheat            o   Enhanced Roundup Ready
MANAGEMENT               o   Roundup Ready Sugar Beets      o   Roundup Ready Rice                 Cotton
                                                            o   Roundup Ready Alfalfa

FEED AND FOOD                                               o   Improved-Energy Corn           o   Corn Enhanced with
                                                            o   Corn Enhanced with                 Essential Amino Acids
                                                                Essential Amino Acids          o   Improved-Protein Soybeans
                                                                                               o   High-Oil Canola
                                                                                               o   High-Oil Soybeans
                                                                                               o   Improved-Oil Soybeans
                                                                                               o   Zero-Saturate Soybeans




*Subject to technological success and regulatory approval